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EXHIBIT 99.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         In connection with the filing of this Form 8-K of UST Corp., we consent to the incorporation by reference in the registration statement (No. 333-52115) on Form S-4 of UST Corp. of our report dated January 15, 1996 with respect to the consolidated financial statements of The Federal Savings Bank as of December 31, 1995 and for the year then ended, which report appears in the December 31, 1997 annual report on Form 10-K of Affiliated Community Bancorp, Inc.




                                                        KPMG PEAT MARWICK LLP


Boston, Massachusetts
August 12, 1998